UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04605

First Financial Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Letter from the Adviser  March 31, 2008

Dear Stockholders:

The past year has been a challenging environment for companies in the financial services sector, including investments held in the First Financial Fund, Inc. (the "Fund"). For the twelve-month period ending March 31, 2008, the Fund returned -22.2% on net asset value (NAV) and -25.8% on market price. Financial stocks underperformed the overall market index as measured by the S&P 500, which returned -5.1%.

TOTAL RETURNS

as of March 31, 2008

	6 mo	1 YR	3 YR	5 YR	10 YR
First Financial Fund's NAV	-18.3%	-22.2%	-1.1%	11.1%	8.9%
S&P 500 Index	-12.5	-5.1	5.9	11.3	3.5
NASDAQ Composite*	-15.3	-5.1	5.3	11.9	2.5
NASDAQ Banks*	-15.6	-21.9	-4.9	3.2	1.4
SNL Thrifts*	-34.3	-41.2	-12.9	-1.8	1.4
SNL Finance REIT*	-28.7	-49.3	-19.5	-3.5	-0.7

Sources: State Street Corporation and Wellington Management Company, LLP

*Principal Only

Periods greater than one year are annualized

News flow for the financial service sector continued to grab attention this past period: the asset write downs, the margin calls, the structured investment vehicles, the monocline insurance companies, the mortgage agencies, municipal auctions, brokerage firms, and the historic (while belated) Fed Reserve action. The balance sheet repair that we anticipated for financial companies is now gaining momentum, with not-too-subtle encouragement from our regulatory authorities. A few assets have started to change hands, taking some hefty wallops, but in our opinion this process is only in its early stages pending the requisite recapitalizations that need to occur first. There will be much differentiation ahead between those who have the wherewithal to hold on to their assets long enough to weather the storm, and those who do not, and we believe the storm will last longer than many anticipate.

The global equity downturn, which marked the fourth quarter of 2007, accelerated into the first quarter of 2008 resulting in the worst quarterly performance for stocks since September of 2002. The financials sector was among the hardest hit. The ongoing turmoil in the credit markets, a lowering of corporate earnings estimates, and continued home price declines have been persistent economic headwinds for financial services companies and continued to pressure the sector. The US Fed acted aggressively to soften an economic slowdown by lowering the Fed funds rate by 200 basis points during the first quarter of 2008 and introducing multiple programs aimed at improving liquidity within the US financial system, including lending its support to JPMorgan Chase's proposed acquisition of Bear Stearns. Amid the concern, investors found some cause for optimism based on the assertiveness of the Fed, which proved willing to intervene to ensure the orderly functioning of US financial markets. Shares of financial stocks showed some strength during the latter part of the quarter.

Within the Fund, Amtrust Financial Services (+54.1%), a specialty property and casualty insurer, was the strongest contributor to absolute performance during the twelve month period ended March 31, 2008. The company announced higher fourth quarter profits earlier in the year. Abyara Planejamento (+70.2%), a REIT active in Sao Paulo, Brazil's metropolitan real estate, continued to be a solid performer. Commerce Bancorp (11.0%) benefited by the news of its acquisition by TD Bank Financial Group.

The Fund's top detractors were in the Mortgage REIT and Regional Banks sub-sectors. Thornburg Mortgage (-79.6%), a Mortgage REIT, was the Fund's largest detractor from absolute performance during the period. We bought the common stock of Thornburg Mortgage late last summer at depressed levels as its assets are at the higher end of the credit quality spectrum and we expected them to benefit from a steepening yield curve. The company was forced to liquidate some assets as its short-term funding sources raised the bar and issued margin calls in late February and early March. While this liquidity event was unfortunate both for the company and for the Fund, we participated in Thornburg Mortgage's recapitalization, which included non-investment grade debt securities, in March to capture a greater interest in their agency and AAA residential mortgage assets at record spreads. Regional Banks' CCF Holding Company (-68.8%), a holding company for southeast commercial bank Heritage Bank, MidCountry Financial (-72.4%), and BankUnited Financial (-82.2%), were among the top detractors to absolute Fund performance.

The Thornburg Mortgage recapitalization, which included debt securities with a substantial equity component, demonstrates the leverage that institutional investors have in current markets when quality financial services companies are willing to include equity components to debt and/or preferred stock deals in private placement offerings in order to satisfy immediate liquidity needs. We believe that similar opportunities may arise in the future for other financial services companies facing immediate liquidity needs. To maximize the Fund's flexibility to take advantage of future opportunities, the Board recently approved removing the minimum debt rating requirement for debt securities of financial services companies.

At the end of the period, the Fund remains positioned primarily in Regional Banks (33%) as well as Thrift & Mortgage Finance names (19%). We have trimmed our Regional Banks exposure over the last twelve months, while slightly increasing our exposure to Asset Management and Custody, and Property and Casualty Insurance companies. We continue to find select attractive opportunities on a relative valuation outside the US, with approximately 17% of the Fund's equity securities domiciled in non-US securities. This conviction for financial stock valuations outside the US is also reflected in four of the Fund's top ten holdings being non-US securities. The Fund's top holdings at the end of the year include Hatteras Financial, Thornburg Mortgage, AerCap, and Banco Industrial.

We eliminated the Fund's protective position in a swap on a tranche of the North American Credit Default Index at a gain when credit spreads began to narrow from their wides in late March.

While the last twelve months have been challenging, we remain confident in the investment case behind the Fund's current positioning. There will be more volatility, thus we must be mindful to balance our enthusiasm, but we will continue to focus our efforts on intensive bottom-up fundamental research to try to exploit the exciting opportunities that lie ahead.

As always, we appreciate your support of the Fund.

Nicholas C. Adams, CFA
Senior Vice President & Equity Portfolio Manager
Wellington Management Company, LLP

Financial Data (Unaudited)  FIRST FINANCIAL FUND, INC.

	Per Share of Common Stock				Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid		Net Asset Value	NYSE Closing Price	Dividend Paid
3/31/07	$15.15	$14.25	$0.00	10/31/07	$14.15	$12.32	$0.00
4/30/07	15.16	14.25	0.00	11/30/07	13.60	12.16	0.00
5/31/07	15.46	14.13	0.00	12/31/07	11.66	10.99	1.82
6/30/07	15.15	13.73	0.00	1/31/08	11.50	10.86	0.00
7/31/07	13.99	12.50	0.00	2/29/08	11.03	9.81	0.00
8/31/07	14.14	12.74	0.00	3/31/08	10.18	9.04	0.00
9/30/07	14.43	12.70	0.00

The First Financial Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

December 31, 2006
December 31, 2005
December 31, 2004

and the 5 years ending: December 31, 2004

by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

Portfolio of Investments as of March 31, 2008

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-107.1%
DOMESTIC COMMON STOCKS-78.1%
Banks & Thrifts-32.9%
41,000	1st United Bancorp, Inc. (a)(b)	$594,500
83,490	Alliance Bankshares Corporation†(c)	436,653
541,900	AmeriServ Financial, Inc.†(c)	1,549,834
251,735	Bancorp, Inc.†(c)	3,040,959
11,900	Bank of Commerce Holdings	95,200
82,600	Bank of Florida Corporation†(c)	837,564
34,000	Bank of Marin (c)	1,020,000
83,300	Bank of Virginia†	513,128
526,660	BankAtlantic Bancorp, Inc. Class A	2,059,241
252,500	BankFinancial Corporation (c)	4,017,275
57,000	BCB Bancorp, Inc.	835,050
154,300	Benjamin Franklin Bancorp, Inc. (c)	2,129,340
48,552	Beverly Hills Bancorp, Inc. (c)	122,836
64,300	Beverly National Corporation (c)	1,260,280
36,300	Bridge Capital Holdings†	769,560
8,000	Cambridge Bancorp (c)	223,000
146,000	Capital Corporation of the West (c)	1,170,920
180,100	Cardinal Financial Corporation (c)	1,597,487
85,000	Cardinal State Bank (b)	1,275,000
51,243	Carolina Trust Bank†	698,442
340,815	CCF Holding Company (c)(d)	2,051,706
3,500	Central Virginia Bankshares, Inc.	61,600
55,100	Centrue Financial Corporation (c)	1,074,450
9,261	Coastal Banking Company, Inc.†	126,876
60,000	Community Bank†(a)(b)	4,344,600
66,000	Community Bank of Orange, N.A.†	165,000
75,800	Connecticut Bank & Trust†	454,800
114,831	Dearborn Bancorp, Inc.†(c)	872,716
122,000	Eastern Virginia Bankshares (c)	2,158,180
97,200	FC Holdings, Inc. (a)(b)	972,000
5,700	First Advantage Bancorp†	66,975
39,700	First American International (a)(b)	1,250,550
141,978	First California Financial Group, Inc.†(c)	1,206,813
17,400	First Capital Bancorp, Inc.†	232,725
219,534	First Regional Bancorp†	3,600,358
212,000	First Security Group, Inc. (c)	1,924,960
66,726	First Southern Bancorp (a)(b)	1,234,431
28,200	First State Bank†(b)	197,400
2,880	First Trust Bank†(c)	35,453
193,261	Florida Capital Group (a)(b)	2,222,501
15,645	FNB Bancorp	383,302
121,936	Gateway Financial Holdings	1,292,522
70,000	Great Florida Bank Class A†	543,900
137,700	Great Florida Bank Class A	1,069,929
15,300	Great Florida Bank Class B	107,865
228,000	Hampshire First Bank†(a)	1,903,800
33,527	Heritage Oaks Bancorp	427,469
49,200	ICB Financial (a)	250,920
142,546	International Bancshares Corporation	3,218,689

Shares	Description	Value (Note 1)
Banks & Thrifts - continued
19,000	Katahdin Bankshares Corporation (a)	$314,450
70,085	MetroCorp Bancshares, Inc. (c)	896,387
905,600	National Bancshares, Inc. (a)(b)	2,218,720
39,900	New England Bancshares, Inc. (a)(c)	448,875
138,600	NewBridge Bancorp (c)	1,214,136
5,400	North Dallas Bank & Trust Company	308,070
312,228	Northfield Bancorp, Inc.†	3,200,337
37,637	Northrim Bancorp, Inc. (c)	684,241
40,500	Oak Ridge Financial Services, Inc.†	410,062
2,500	Old Point Financial Corporation (c)	47,825
54,208	Parkway Bank†	482,451
130,500	Pennsylvania Commerce Bancorp†(c)	3,425,625
163,590	Pilot Bancshares, Inc. (a)	1,128,771
190,540	Republic First Bancorp, Inc.†(c)	939,362
65,945	SCBT Financial Corporation (c)	2,228,941
225,100	Signature Bank†(c)	5,740,050
111,615	Southern Connecticut Bancorp, Inc.†(c)	781,305
92,369	Southern First Bancshares, Inc.†(c)	1,382,764
302,900	Square 1 Financial, Inc. (a)(b)	4,543,500
97,500	State Bancorp, Inc. (a)	1,150,500
84,158	Sterling Bank	430,047
32,450	SuffolkFirst Bank†(c)	238,832
230,845	Sun Bancorp, Inc.†(c)	3,040,229
79,800	TIB Financial Corporation (c)	638,400
71,900	Tidelands Bancshares, Inc.†	678,017
52,148	Valley Commerce Bancorp†	758,753
36,100	VIST Financial Corporation (c)	641,497
177,763	Wainwright Bank & Trust Company (c)	2,191,818
		97,862,724
Diversified Financial Services-5.5%
16,240	Affinity Financial Corporation (a)(b)	173,768
25,000	CMET Financial Holdings, Inc. (a)(b)	381,000
165,700	Goldleaf Financial Solutions†(c)	338,028
276,300	Highland Financial Trust†(a)(b)(e)	3,730,050
60,000	Independence Financial Group, Inc. (a)(b)	630,000
93,615	Mackinac Financial Corporation†	795,728
175,100	Muni Funding Co of America, LLC (a)(b)(e)	875,500
455,100	Ocwen Structured Investments, LLC (a)(b)	2,267,399
94,200	PHH Corporation†(c)	1,641,906
265,000	Resource Capital Corporation†(a)(e)	2,006,050
466,667	Terra Nova Financial Group†(a)	606,667
86,900	The Western Union Company	1,848,363
125,900	TICC Capital Corporation (c)	946,768
		16,241,227

See accompanying notes to financial statements. 5

Portfolio of Investments as of March 31, 2008

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
Insurance-4.5%
241,100	AmTrust Financial Services, Inc. (a)(e)	$3,908,231
50,200	Assurant, Inc. (c)	3,055,172
36,600	ProAssurance Corporation†(c)	1,970,178
93,700	Procentury Corporation	1,686,600
335,829	UCBH Holdings, Inc. (c)	2,606,033
		13,226,214
Mortgages & REITS-12.4%
342,000	Annaly Capital Management, Inc.; REIT	5,239,440
630,219	Anworth Mortgage Asset Corporation; REIT	3,863,242
166,000	Arbor Realty Trust, Inc.; REIT	2,503,280
458,300	Cypress Sharpridge (a)(b)(e)	4,042,206
55,000	Embarcadero Bank (a)(b)	548,900
371,650	Hatteras Financial Corporation; REIT†(a)(b)(e)	8,919,600
421,324	MFA Mortgage Investments, Inc.; REIT	2,654,341
155,504	Newcastle Investment Holdings Corporation; REIT (b)	626,681
865,744	Thornburg Mortgage, Inc. Participation (a)(b)	865,744
2,949,943	Thornburg Mortgage, Inc. Escrow (a)(b)	2,949,943
382,754	Thornburg Mortgage, Inc.†(c)	1,626,705
87,900	Verde Realty (a)(b)	2,900,700
		36,740,782
Savings & Loans-22.8%
236,800	Abington Bancorp, Inc. (c)	2,443,776
75,500	American Bancorp of NJ (c)	786,710
34,100	Appalachian Bancshares, Inc.†	342,705
151,500	Beacon Federal Bancorp, Inc.†	1,551,360
317,000	Beneficial Mutual Bancorp, Inc.†(c)	3,135,130
32,926	Berkshire Hills Bancorp, Inc. (c)	829,406
130,200	Boston Private Financial Holdings, Inc. (c)	1,378,818
129,280	Broadway Financial Corporation (c)(d)	1,124,736
110,156	Cape Bancorp, Inc.†	1,072,919
60,100	Carver Bancorp, Inc.	701,968
81,700	Central Federal Corporation	367,650
188,700	CFS Bancorp, Inc.	2,711,619
24,400	Charter Financial Corporation (c)	778,360
34,500	Citizens Community Bank†	368,288
54,700	Citizens First Bancorp, Inc. (c)	588,025
52,500	Danvers Bancorp, Inc.†	527,625
26,900	ECB Bancorp, Inc. (c)	645,600
396,200	ESSA Bancorp, Inc.†	4,655,350
32,500	Fidelity Federal Bancorp (b)	800,312
25,638	First Community Bank Corporation of America†	258,944
129,400	Firstfed Financial Corporation†	3,513,210
58,905	Flushing Financial Corporation (c)	1,035,550

Shares	Description	Value (Note 1)
Savings & Loans - continued
43,400	Georgetown Bancorp, Inc.†	$297,724
222,900	Hampden Bancorp, Inc. (c)	2,351,595
3,630	HF Financial Corporation (c)	58,080
327,448	Home Federal Bancorp, Inc. (c)	3,926,102
93,100	Jefferson Bancshares, Inc. (c)	865,364
81,700	Legacy Bancorp, Inc.	1,141,349
66,000	Liberty Bancorp, Inc. (c)	666,270
130,712	LSB Corporation (c)	2,060,021
106,700	Meridian Interstate Bancorp, Inc.†	1,042,459
310,300	MidCountry Financial Corporation (a)(b)	1,284,642
113,200	Newport Bancorp, Inc.†(c)	1,366,324
67,100	Old Line Bancshares, Inc.	543,510
62,428	Oritani Financial Corporation†(c)	947,033
110,400	Osage Bancshares, Inc.	1,023,960
163,300	Pacific Premier Bancorp, Inc.†(c)	1,245,979
165,930	Perpetual Federal Savings Bank (d)	2,820,810
17,500	Privee LLC (a)(b)	2,782,500
75,100	Provident Financial Holdings, Inc. (c)	1,204,604
140,400	Provident Financial Services, Inc. (c)	1,985,256
40,650	Redwood Financial, Inc.†(d)	609,750
90,000	River Valley Bancorp (c)(d)	1,241,100
28,600	Rockville Financial, Inc. (c)	391,820
55,100	Rome Bancorp, Inc. (c)	642,466
6,300	Royal Financial, Inc.†	80,325
289,600	SI Financial Group, Inc. (c)	2,822,152
7,800	Sound Financial, Inc.†	71,214
100,000	Sterling Eagle (a)(b)	74,750
110,500	Third Century Bancorp (d)	1,027,650
320,449	United Financial Bancorp, Inc.	3,550,575
		67,743,445
Other*-0.0%
2,800	MedAssets, Inc.†(c)	41,496
	Total Domestic Common Stocks (cost $263,986,355)	231,855,888
FOREIGN COMMON STOCKS-25.4%
Bermuda-5.4%
28,500	Arch Capital Group, Ltd.†(c)	1,957,095
112,718	Catlin Group, Ltd.	990,759
112,000	CRM Holdings, Ltd.†	561,120
47,066	Investco, Ltd.	1,147,050
73,000	IPC Holdings, Ltd. (c)	2,044,000
375,700	Maiden Holdings, Ltd. (a)(b)(e)	3,005,600
118,300	MF Global, Ltd.†	1,172,353
34,300	Platinum Underwriters Holdings, Ltd. (c)	1,113,378
36,500	RAM Holdings, Ltd.†(c)	82,855
8,000	White Mountains Insurance Group, Ltd. (c)	3,840,000
		15,914,210

See accompanying notes to financial statements. 6

Portfolio of Investments as of March 31, 2008

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
Brazil-2.7%
1,411,100	Banco Industrial e Comercial S.A.	$6,698,387
2,100	Brasil Brokers Participacoes S.A.†	1,471,273
		8,169,660
Canada-1.0%
123,548	Canadian Western Bank (c)	3,101,795
Cayman Islands-0.2%
526,500	Greentown China Holdings, Ltd.	492,483
Denmark-0.7%
12,690	Gronlandsbanken†	1,995,347
Germany-0.6%
17,594	Deutsche Postbank AG	1,685,817
Guernsey-3.9%
133,983	European Capital, Ltd.	1,280,186
531,000	European Capital, Ltd. (a)	5,061,933
427,001	KKR Private Equity Investors, LLP	5,286,699
		11,628,818
India-2.3%
108,187	Axis Bank, Ltd.	2,106,438
13,393	Housing Development Finance Corporation	795,752
144,709	Indiabulls Financial Services, Ltd.	1,489,651
468,996	Infrastructure Development Finance Co, Ltd.	1,770,425
22,999	JM Financial, Ltd.	777,334
		6,939,600
Netherlands-2.4%
404,030	AerCap Holdings N.V.†(c)	7,102,847
Singapore-0.0%
214,000	ARA Asset Management, Ltd.†(e)	111,026
Sweden-0.4%
61,000	Intrum Justitia AB	1,087,825
Switzerland-3.8%
22,390	Augsburg Re AG (a)(b)	—
20,463	Basler Kantonalbank	2,410,332
8,968	Luzerner Kantonalbank	2,391,497
89,969	Paris Re, Holdings, Ltd.†(a)	2,138,406
5,891	St Galler Kantonalbank†	2,780,066
8,447	Valiant Holding	1,657,715
		11,378,016

Shares	Description	Value (Note 1)
United Kingdom-2.0%
1,683,984	Aberdeen Asset Management, PLC	$4,635,479
609,835	Paragon Group of Companies, PLC	1,181,745
		5,817,224
	Total Foreign Common Stocks (cost $88,674,974)	75,424,668
WARRANTS-0.6%
195,000	Dime Bancorp, Inc., Warrant, Expires 12/26/50†	68,250
12,300	ICB Financial, Warrant, Expires 6/30/09†(a)(b)	—
26,500	Resource Capital Corporation, Warrant, Expires 12/31/09†(a)(b)	4,659
2,333,333	Terra Nova Financial Group, Warrant, Expires 3/20/11†(a)(b)	82,273
1,459,701	Thornburg Mortgage, Inc., Warrant, Expires 3/31/15†(a)(b)	1,751,641
	Total Warrants (cost $—)	1,906,823
Par Value
DOMESTIC CORPORATE BONDS & NOTES-3.0%
Mortgages & REITS
$9,956,000	Thornburg Mortgage, Inc. , 18.00%, due 3/31/15 (cost $9,090,313)(a)(b)	9,090,313
FOREIGN CORPORATE BONDS & NOTES*-0.0%
Switzerland
44,125	Augsburg Re AG Convertible Debt, Zero Coupon, due 6/8/16 (cost $82,068)(a)(b)	14,417
	Total Long Term Investments (cost $361,833,710)	318,292,109
SHORT TERM INVESTMENTS-15.2%
Repurchase Agreement-3.2%
9,400,000	Deutsche Bank Securities, Inc. Triparty Mortgage Repo, 2.500% dated 3/31/2008, to be repurchased at $9,400,653 on 4/01/2008, collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $9,588,000, rates from 5.00%-6.50% and maturities from 5/01/2037-3/01/2038 (cost $9,400,000)	9,400,000

See accompanying notes to financial statements. 7

Portfolio of Investments as of March 31, 2008

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
INVESTMENTS OF SECURITY LENDING COLLATERAL-12.0%
35,708,133	State Street Navigator Securities Lending Prime Portfolio (cost $35,708,133)	$35,708,133
	Total Short Term Investments (cost $45,108,133)	45,108,133
Total Investments-122.3%
	(cost $406,941,843)	363,400,242
	Other Assets and Liabilities-(22.3)%	(66,267,409)
	Net Assets-100%	$297,132,833

†  Non-income producing security.

*  Amount represents less than 0.1% of net assets.

(a)  Private Placement restricted as to resale and does not have a readily available market.

(b)  Indicates a fair valued security. Total market value for fair value securities is $66,655,800 representing 22.4% of total net assets.

(c)  Securities or partial securities on loan. See Note 1.

(d)  Affiliated Company. See Note 8 to Financial Statements.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

REIT-Real Estate Investment Trust

•  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

Investments as a % of Net Assets (Unaudited)

See accompanying notes to financial statements. 8

FIRST FINANCIAL FUND, INC.

Statement of Assets and Liabilities

Assets	March 31, 2008
Investments:
Investments, at value of Unaffiliated Securities (Cost $402,731,274) (Note 1)	$354,524,490
Investments, at value of Affiliated Securities (Cost $4,210,569) (Note 1 and 9)	8,875,752
Total Investments, at value	363,400,242
Foreign currency (Cost $302,890)	298,022
Cash	8,698
Receivable for investments sold	99,109
Dividends and interest receivable	401,654
Prepaid expenses and other assets	112,517
Total Assets	364,320,242
Liabilities
Collateral on securities loaned, at value	$35,708,133
Payable for investments purchased	176,614
Payable for outstanding loan	30,000,000
Investment advisory fees payable (Note 2)	831,016
Administration, co-administration and custodian fees payable (Note 2)	139,998
Interest due on loan payable to bank (Note 7)	215,130
Legal and audit fees payable	42,676
Directors' fees and expenses payable (Note 2)	22,757
Accrued expenses and other payables	51,085
Total Liabilities	67,187,409
Net assets	$297,132,833
Net assets consists of:
Undistributed net investment income	$(780,395)
Accumulated net realized loss on investments sold	(4,507,983)
Unrealized depreciation of investments	(43,539,820)
Par value of Common Stock (Note 4)	29,201
Paid-in Capital in excess of par value of Common Stock	345,931,830
Total Net Assets	$297,132,833
Net Asset Value, $297,132,833/29,200,589 shares outstanding	$10.18

FIRST FINANCIAL FUND, INC.

Statement of Operations

Net Investment Income	For the Year Ended March 31, 2008
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $173,133)	$10,068,901
Dividends from Affiliated Securities	249,575
Interest	1,116,735
Securities lending income	39,132
Miscellaneous income	272
Total Investment Income	11,474,615
Expenses:
Investment advisory fee (Note 2)	3,976,779
Administration, co-administration and custodian fees (Note 2)	1,194,742
Interest on outstanding loan payable (Note 7)	594,324
Director's fees and expenses (Note 2)	107,000
Insurance expense	91,501
Legal and audit fees	75,682
Printing fees	70,121
Other	84,697
Total Expenses	6,194,846
Less: Custody Credits	(2,573)
Net Expenses	6,192,273
Net Investment Income	5,282,342
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Unaffiliated Securities	13,175,182
Interest rate swap contracts - net	3,505,216
Foreign currency related transactions	(266,514)
16,413,884
Net change in unrealized appreciation/ (depreciation) of:
Securities	(113,792,860)
Foreign currency related transactions	11,930
(113,780,930)
Net Realized and Unrealized Loss On Investments	(97,367,046)
Net Decrease in Net Assets Resulting from Operations	$(92,084,704)

See accompanying notes to financial statements. 9

FIRST FINANCIAL FUND, INC.

Statement of Changes in Net Assets

Increase/(Decrease) in Net Assets	Year Ended March 31, 2008	Year Ended March 31, 2007
Operations
Net investment income	$5,282,342	$2,208,986
Net realized gain on investments sold during the year	16,413,884	49,198,817
Net change in unrealized appreciation of investments during the year	(113,780,930)	(20,025,097)
Net increase/(decrease) in net assets resulting from operations	(92,084,704)	31,382,706
Dividends paid from net investment income	(5,256,106)	(5,612,379)
Distributions paid from net realized capital gains to stockholders	(47,888,966)	(40,128,513)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income and distributions from net realized gains (0 and 1,138,692 shares issued, respectively)	—	17,046,183
Net increase/(decrease) in net assets for the year	(145,229,776)	2,687,997
Net Assets
Beginning of year	442,362,609	439,674,612
End of year (including distributions in excess of $(780,395) and $(1,200), respectively)	$297,132,833	$442,362,609

FIRST FINANCIAL FUND, INC.

Statement of Cash Flows

Cash flows from operating activities	For the Year Ended March 31, 2008
Net decrease in net assets resulting from operations	$(92,084,704)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(296,515,657)
Investments sold	306,558,253
Decrease in short term investments, net	9,300,000
Decrease in receivable for investments sold	3,001,667
(Increase) in dividends and interest receivable	(124,695)
Decrease in prepaid expenses	62,149
(Decrease) payable for investments purchased	(7,318,507)
Increase in interest due on loan payable to bank	111,385
(Decrease) in accounts payable and accrued expenses	(225,412)
Net change in unrealized (appreciation)/ depreciation on investments	113,792,860
Net realized (gain)/loss from investments	(13,175,182)
Net cash provided by operating activities	23,382,157
Cash flows from financing activities
Increase in payable for outstanding loan	30,000,000
Cash distributions paid to shareholders	(53,145,072)
Net cash used in financing activities	(23,145,072)
Net increase in cash	237,085
Cash at beginning of year	69,635
Cash at end of year	$306,720

Non cash financing activities not included herein consist of collateral on securities loaned, at value of $35,708,133.

See accompanying notes to financial statements. 10

Financial Highlights  FIRST FINANCIAL FUND, INC.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Year Ended March 31,
	2008	2007	2006	2005	2004
OPERATING PERFORMANCE:
Net asset value, beginning of year	$15.15	$15.67	$17.28	$19.24	$14.40
Net investment income	0.18	0.08	0.15	0.38	0.15
Net realized and unrealized gain/(loss) on investments	(3.33)	1.03	2.36	2.74	7.36
Total from investment operations	(3.15)	1.11	2.51	3.12	7.51
Distributions
Dividends paid from net investment income to stockholders	(0.18)	(0.20)	(0.20)	(0.38)	(0.16)
Distributions paid from net realized capital gains	(1.64)	(1.43)	(3.92)	(4.72)	(2.59)
Total distributions	(1.82)	(1.63)	(4.12)	(5.10)	(2.75)
Accretive Impact of Capital Share Transactions	—	—	—	0.02	—
Net Increase resulting from Fund Share repurchase	—	—	—	—	0.08
Net asset value, end of year (a)	$10.18	$15.15	$15.67	$17.28	$19.24
Market price per share, end of year (a)	$9.04	$14.25	$16.51	$18.02	$18.30
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE (b)	(25.85)%	(4.28)%	17.07%	24.41%	51.96%
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.57%	1.28%	1.02%	1.06%	1.10%
Ratio of net investment income to average net assets	1.34%	0.50%	1.54%	1.94%	0.86%
Portfolio turnover rate	76%	55%	70%	79%	87%
Net assets, end of the year (in 000's)	$297,133	$442,363	$439,675	$398,632	$438,573
Number of shares outstanding at the end of year (in 000's)	29,201	29,201	28,062	23,063	22,791

(a) NAV and Market Value are published in The Wall Street Journal each Monday.

(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions.

See accompanying notes to financial statements 11

Notes to Financial Statements
Year Ended March 31, 2008  FIRST FINANCIAL FUND, INC.

Note 1. Significant Accounting Policies

First Financial Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing, under normal conditions, at least 65% of its assets in financial services companies, except for temporary or defensive purposes. In addition, pursuant to a non-fundamental investment policy adopted by the Fund, under normal conditions it invests at least 80% of its assets in securities issued by financial service companies. The 80% non-fundamental policy may be changed upon 60-days advance notice to stockholders."Financial service companies" include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value ("Fair Value Securities"), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis. The financial statements include investments valued at $66,655,800 (22.4% of total assets) and $59,969,144 (13.6% of total assets) as of March 31, 2008 and 2007, respectively, whose fair values have been estimated by management in the absence of readily determinable fair values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase

Notes to Financial Statements
Year Ended March 31, 2008  FIRST FINANCIAL FUND, INC.

obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Lending of Portfolio Securities: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "Securities lending income" in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. The Fund receives cash collateral, which is invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Fund's Portfolio of Investments and Statement of Assets and Liabilities. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. As of March 31, 2008, the Fund had outstanding loans of securities of $35,271,649 to certain approved brokers for which the Fund received collateral of $35,708,133.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses on investment securities sold.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts ("REITs") is recorded at management's estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

Expense Offset Arrangement: State Street serves as custodian of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the Fund's custodian fees, if any, reported as a reduction of total expenses in the Statement of Operations. During the year ended March 31, 2008, the Fund had an expense offset arrangement of $2,573.

Federal Income Taxes: The Fund intends to qualify as a registered investment company ("RIC") by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98%

Notes to Financial Statements
Year Ended March 31, 2008  FIRST FINANCIAL FUND, INC.

of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

Note 2. Agreements

Wellington Management Company, LLP serves as the investment adviser (the "Investment Adviser") and makes investment decisions on behalf of the Fund. As of July 24, 2006, the Fund pays the Investment Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund's average month-end net assets ("Net Assets") up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million. Prior to July 24, 2006, the Fund paid the Investment Adviser a quarterly fee at the following annualized rates: 0.75% of the Fund's Net Assets up to and including $50 million, and 0.625% of Net Assets in excess of $50 million.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund which include: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses, and other administrative tasks. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and 0.15% of the value of the Fund's average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC") and the Lola Brown Trust No. 1B (the "Lola Trust"). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be "affiliated persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act").

The Fund pays each Director who is not a director, officer or employee of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street serves as the Fund's co-administrator and custodian. As compensation for its services, State Street receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays State Street an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million.

Computershare Trust Company, N.A. ("Computershare"), serves as the Fund's Common Stock servicing agent ("Transfer Agent"), dividend-paying agent and registrar, and as compensation for Computershare's services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended March 31, 2008, excluding short-term investments, aggregated $296,515,657 and $306,558,253, respectively.

On March 31, 2008, based on cost of $408,935,792 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $28,808,579 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $74,344,129.

Notes to Financial Statements
Year Ended March 31, 2008  FIRST FINANCIAL FUND, INC.

Note 4. Capital

As of March 31, 2008, 50,000,000 shares of $0.001 par value Common Stock were authorized and 29,200,589 shares were issued and outstanding.

Note 5. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the years ended March 31, 2008 and March 31, 2007, the Fund did not repurchase any of its own shares.

Note 6. Significant Stockholders

As of March 31, 2008, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,417 shares of Common Stock of the Fund, representing 34.95% of the total Fund shares outstanding.

Note 7. Borrowings

A loan and pledge agreement (the "Agreement") between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the 1940 Act. For the year ended March 31, 2008, the Fund had an outstanding loan for 92 days, with an average balance of $28,750,000, at an average rate of 4.23% and incurred $594,324 of interest expense.

Note 8. Distributions and Tax Information

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the year ending March 31, 2008 and March 31, 2007 is as follows:

	Year Ended March 2008	Year Ended March 2007
Distributions paid from:
Ordinary Income	$15,185,506	$12,627,853
Long-term capital gain	37,960,766	33,113,039
	$53,146,272	$45,740,892

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$922,341
Unrealized Long-term capital gain	57,933
Unrealized Appreciation	(45,533,769)
$(42,790,166)

The Fund has post October capital losses of $3,897,924 and post October currency losses of $446,779 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has reclassified $805,431 from undistributed NII to accumulated gain at March 31, 2008. The reclassification had no impact on net asset value.

Notes to Financial Statements
Year Ended March 31, 2008  FIRST FINANCIAL FUND, INC.

Note 9. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance	Ending Share Balance	Dividend Income	Market Value
Broadway Financial Corporation	129,280	129,280	$12,928	$1,124,736
CCF Holding Company	340,815	340,815	66,459	2,051,706
Perpetual Federal Savings Bank	165,930	165,930	124,448	2,820,810
Redwood Financial, Inc.	40,650	40,650	—	609,750
River Valley Bancorp	90,000	90,000	36,900	1,241,100
Third Century Bancorp	110,500	110,500	8,840	1,027,650
			$249,575	$8,875,752

Note 10. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has concluded that First Financial Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. For the years ended March 31, 2005 through March 31, 2008, the Fund's Federal and state returns are still open to examination by the appropriate taxing authority. To the best of our knowledge, no income tax returns are currently under examination.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, FASB issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS 161") "Disclosures about Derivative Instruments and Hedging Activities" - an amendment of FASB Statement No. 133 ("SFAS 133")," expands the disclosure requirements in SFAS 133 about entity's derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm  FIRST FINANCIAL FUND, INC.

To the Board of Directors and Stockholders
of First Financial Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of First Financial Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three year period ended March 31, 2006, were audited by other auditors whose report, dated May 22, 2006, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Financial Fund, Inc. as of March 31, 2008, the results of its operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the financial statements include investments valued at $66,655,800 (22.4% of total assets) as of March 31, 2008, and $59,969,144 (13.6% of total assets) as of March 31, 2007 whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the fund managers.

Deloitte & Touche LLP
Denver, Colorado
May 27, 2008

Additional Information (Unaudited)  FIRST FINANCIAL FUND, INC.

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.firstfinancialfund.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund's website located at http://www.firstfinancialfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.firstfinancialfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Financial Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Additional Information (Unaudited)  FIRST FINANCIAL FUND, INC.

Tax Information. For the calendar year ended December 31, 2007, the Fund made one dividend distribution on December 31, 2007 of $1.82 per share. The distribution consisted of $1.30 of long-term gains, $0.34 of short-term capital gains, and $0.18 of net investment income. Of the $0.18 per share of net investment income 56.17%, or $0.10 per share, qualify for the D.R.D. and 83.68% qualifies for the 15% Qualified Dividend Income ("QDI") tax rate.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2008, 56.17% qualify for the dividend received deduction available to stockholders.

The amount of long-term capital gains paid for the fiscal year ended March 31, 2008 were $57,933.

For the fiscal year ended March 31, 2008, 83.68% of the taxable investment income qualifies for the 15% dividend tax rate.

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the "shares") pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash.

Computershare Trust Company, N.A. (the "Plan Agent") serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Management of the Fund (Unaudited)  FIRST FINANCIAL FUND, INC.

Information About Directors and Officers

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex† Overseen by Director
Independent Directors

Joel W. Looney Chairman Age: 46	Director of the Fund and Chairman of the Board of the Fund since 2003. Current term to expire at the 2008 Annual Meeting.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since October 2007), The Denali Fund Inc.	4

Dr. Dean L. Jacobson Age: 69	Director of the Fund since 2003. Current term to expire at the 2008 Annual Meeting.	Founder and President, Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

Richard I. Barr Age: 70	Director of the Fund since 2001. Current term to expire at the 2008 Annual Meeting.	Retired. Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

Interested Directors**

Susan L. Ciciora Age: 43	Director of the Fund since 2003. Current term to expire at the 2008 Annual Meeting.	Trustee, Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since October 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

John S. Horejsi Age: 40	Director of the Fund since 2006. Current term to expire at the 2008 Annual Meeting.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since October 2007), The Denali Fund Inc.	4

*  Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†  Includes the Fund, Boulder Growth & Income Fund Inc., Boulder Total Return Fund, Inc., and The Denali Fund Inc.

**  Ms. Ciciora and Mr. Horejsi each are an "interested person" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

Management of the Fund (Unaudited)  FIRST FINANCIAL FUND, INC.

OFFICERS

Name, Address, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Stephen C. Miller Age: 55	President of the Fund since 2003. Director and Chairman 2003-2004. Appointed annually.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2002), Boulder Growth & Income Fund, Inc; President (since October 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 45	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since 2003. Appointed annually.	Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc and (since 2002), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since October 2007), The Denali Fund Inc.

Joel L. Terwilliger Age: 39	Chief Compliance Officer of the Fund since 2007. Associate General Counsel since 2006. Appointed annually.	Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services L.L.C., Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since October 2007), The Denali Fund Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Stephanie J. Kelley Age: 51	Secretary since 2003. Appointed annually.	Secretary (since 2000), Boulder Total Return Fund, Inc.; Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since October 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services L.L.C.

Nicole L. Murphey Age: 31	Assistant Secretary since 2003. Appointed Annually.	Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Assistant Secretary (since October 2007), The Denali Fund Inc.; Employee (since 1999), Fund Administrative Services L.L.C.

The Fund's president has certified to the New York Stock Exchange that, as of March 31, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

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Directors

Richard I. Barr

Susan L. Ciciora

John S. Horejsi

Dean L. Jacobson

Joel W. Looney

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

Custodian

State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, CO 80202

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street, 25th Floor

Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
2344 Spruce Street, Suite A
Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at

P.O. Box 43011
Providence, RI 02940-3011
(800) 451-6788

www.firstfinancialfund.com

The Fund's CUSIP number is:

320228109

www.firstfinancialfund.com

A N N U A L
R E P O R T

March 31, 2008

Item 2. Code of Ethics.

As of the end of the period covered by this report, First Financial Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,500 and $29,750 for the fiscal years ended March 31, 2007 and March 31, 2008, respectively.

(b)           Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2007 and March 31, 2008, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)           Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $6,250 and $6,875 for the fiscal years ended March 31, 2007 and March 31, 2008, respectively.

(d)           All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2007 and March 31, 2008 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)           (1)    Audit Committee Pre-Approval Policies and Procedures.   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)           (2)    Percentage of Services.  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           Not applicable.

(h)           Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Schedule of Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

First Financial Fund, Inc.

Proxy Voting Procedures

The Board of Directors of First Financial Fund, Inc. (the “Fund”) hereby adopts the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of the Board of Directors of the Fund (the “Board”) to delegate certain responsibilities for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board’s continuing oversight.(1)  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Fund and the shareholders’ investments.  Although typically an investment company’s adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g.,  approval of auditors and uncontested director elections).

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Proxy Voting Procedures.  Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting of Routine and Certain Non-Routine Proxies.  An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines and certain non-routine proxy items including merger proposals, tenders, re-capitalization matters including share buybacks and share issuance.

Voting of Other Non-Routine Proxies.  With respect to non-routine proxy issues (“Non-Routine Proxies”) other than those mentioned in 3(b) above, Stephen C. Miller or his successor (i.e.,  President of the Fund) and at least one independent director (the “Proxy Committee”), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

c.     Seeking Advice from the Fund’s Adviser.  To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management (“Wellington”) to invest in financial services company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the  Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non-Routine matters arise or are anticipated.  In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

d.     Voting Record Reporting.  To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting.  No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Proxy Committee has identified as involving a conflict of interest(2), the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

a.    Name of the issuer of the portfolio security

b.    Exchange ticker symbol

c.    CUSIP #

d.    Shareholder meeting date

e.    Brief indication of the matter voted on

e.    Whether matter was proposed by the issuer or by a security holder

g.    Whether the Fund cast its vote on the matter

h.    How the Fund cast its vote

i.     Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.                        A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

request, by calling the Fund’s telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires the Fund to retain:

a.  Proxy voting policies and procedures

b.  Proxy statements received regarding client securities

c.  Records of votes cast on behalf of clients

d.  Records of written client requests

e.  Any documents prepared by Management material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

EXHIBIT  A – VOTING GUIDLINES

The Fund’s proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.

We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Category	Guideline	Voting
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution.  We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms.  Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include:  poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation.  Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Category	Guideline	Voting

interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g.,  67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST.  We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager Biography

(As of May 30, 2008):

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since inception (1986). Mr. Adams joined Wellington Management as an investment professional in 1983.

The following table shows information regarding other accounts managed by the Portfolio Manager

(As of March 31, 2008):

	Other Registered		Other Pooled
	Investment Companies(1)		Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*
All Accounts:	0	$0	4	$1,896.5	0	$0

Accounts where advisory fee is based on account performance (subset of above):	0	$0	4	$1,896.5	0	$0

(1) Does not include the Fund.

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professional primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only and John Hancock Bank & Thrift Opportunities Fund over one and three year periods, with an emphasis on three year results. Prior to December 1, 2007, the Portfolio Manager’s incentive payment relating to the Fund was linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only, John Hancock Bank & Thrift Opportunities Fund and John Hancock Financial Trends Fund over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Adams is a partner of the firm.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item  10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Financial Fund, Inc.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	June 6, 2008

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)
Date	June 6, 2008